Note 10 - Deferred Income Taxes (Details) - Components of Deferred Taxes (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Federal net operating loss carryforward	$ 2,953	$ 1,649
Asset retirement obligations	326	298
Total deferred tax assets	3,279	1,947
Deferred tax liabilities
Depletion and Depreciation	228	217
Net deferred tax asset, before valuation allowance	3,051	1,730
Valuation allowance	$ (3,051)	$ (1,730)